Exhibit 99.2 Chart Industries Q4 and FY 2019 FEBRUARY 13, 2020

Forward-Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successfully integrate recent acquisitions, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward- looking statement. This presentation contains non-GAAP financial information. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. © 2019 Chart Industries, Inc. Confidential and Proprietary 2

Our Focused Strategy Community & Employees Broadest Product Offering • Environmental, Social & Governance for Industrial Gas & Energy • Building capabilities to support • Application and Customer Expansion other strategic pillars • Cryo-pump opportunity • Branding E A • Repair & Service • Specialty Markets 1. Market Trends Thinking Disruptive Innovative Solutions • Alternative business models • Upfront Engineering • Smart products (IOT) D 2. Profitable B • Partnerships for new turnkey solutions Growth • Retrofit for efficiencies existing brownfield sites C Margin Expansion • Strategic location manufacturing • International manufacturing for traditional US products • 80/20 • Strategic sourcing © 2019 Chart Industries, Inc. Confidential and Proprietary 3

2020 Guidance 2020 Guidance Not in Guide $100-$110M Revenue Organic $100M $1,300M AXC 6 Growth + Calcasieu $1.645 - $1.71B 2019 Actual Incremental Q4 ‘19 Timing Pass Includes $100M of Venture Global Months Calcasieu Pass and Full Year of AXC Big LNG • Cheniere Corpus Diluted Adjusted EPS Christi Stage 3 $4.90 - $5.50 Includes Calcasieu Pass Assumes effective tax rate of 20% • Tellurian Driftwood $30M $4M $1-$5M Capital Expenditures Maintenance LNG Vehicle Other • Venture Global Capex Line Productivity $35 - $40M Plaquemines $30M $38.3M cost Base Calcasieu Free Cash Flow savings Pass $180 - $210M © 2020 Chart Industries, Inc. Confidential and Proprietary 4

Q4 and Full Year 2019 Orders Total Chart Segment Changes Records (Q4 & FY) Q4 vs. Q3 2019 D&S East +20% Chart Total # of Orders > $1M Each +20% D&S West +24% D&S West Highest Quarter in History Q4 Vs. $344 Q3 $286 2019 E&C Cryo +55% Cryogenic Equipment in India E&C FinFans (6%) Q3 FY19 Q4 FY19 FY 2019 vs. 2018 D&S East +20% LNG Fueling Stations Full +24% D&S West 1% Trailers Year $1,413 2019 $1,142 Vs. E&C Cryo +178% Lasers, Cannabis , Water Treatment, Hydrogen 2018 E&C FinFans 0% Cryogenic Equipment in India FY18 FY19 © 2020 Chart Industries, Inc. Confidential and Proprietary 5

Two Above Market Growth Drivers #1 = Global Infrastructure Buildout #2 = Specialty Markets Recent Highlights Recent Highlights Liquefaction, Food & Beverage including Big LNG • Eagle LNG Jacksonville ssLNG IPSMR® • Full year 2019 record order year for and equipment LOI received hydrogen, cannabis, lasers and water Marine Hydrogen treatment • Record order year for LNG fueling stations (55 vs. 30 in FY 2018) • Multiple confidential pilot programs with Transportation (Rail, Lasers customers on new products OTR, Trailers) • Second consecutive record order year for trailers • Investing in full commercial team to drive Fueling Water Treatment spec markets growth >20% in 2020 • Multiple orders received via our IOCL and AG&P MOUs • Introducing two new specialty markets for Power Space Chart: Carbon Capture, Plant Based Meat • Q4 2019 engineering release received Storage on Big LNG Project Cannabis • Additional specialty markets we are reviewing: Renewable Storage, Cooling Plates, Liquefied Biogas © 2019 Chart Industries, Inc. Confidential and Proprietary 6

Meaningful Q4 2019 Orders PDH Separator System = $23M AG&P India Fueling Stations = $4M LNG by Rail Tender Cars = $21M Computer Chips = $3.1M Daxie Crystallizer = $12.2M India Space = $2.7M Caribbean ssLNG = $9M ACHX Gathering & Process = $2.7M Gasum Stations = $5M 2020 Upside Big LNG Eng = $1.2M © 2020 Chart Industries, Inc. Confidential and Proprietary 7

2019 Versus 2018 Ending Backlog



Total Chart
E&C Cryo
E&C FinFans
D&S West
D&S East
Total Backlog
+34%
$568
$762
Q4 FY18
Q4 FY19
+104%
$140
$285
Q4 FY18
Q4 FY19
-6%
$113
$106
Q4 FY18
Q4 FY19
+13%
$130
$147
Q4 FY18
Q4 FY19
+21%
$185
$224
Q4 FY18
Q4 FY19
Organic Backlog
+33%
$486
$644
Q4 FY18
Q4 FY19
+138%
$100
$238
Q4 FY18
Q4 FY19
-34%
$113
$75
Q4 FY18
Q4 FY19
+13%
$130
$147
Q4 FY18
Q4 FY19
+29%
$143
$184
Q4 FY18
Q4 FY19

© 2020 Chart Industries, Inc. Confidential and Proprietary

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ESG Customer Examples Hydrogen Equipment for Carbon Reduction Dosing for Plastic Bottle Weight Reduction • We design and build Liquid Hydrogen storage tanks for customers • We design and build dosing equipment for customers who are who integrate them into hydrogen fuel cell vehicle fueling stations for looking to reduce the plastic used in their bottles cars, buses, and forklifts • Using recycled and less plastic supports the drive for sustainability • Transportation accounts for 17% of global CO2 emissions; Fuel cell while continuing to offer a product consumers prefer vehicles have zero tailpipe emissions • Further reduction in the PET bottle resin weight will require liquid • Tailpipe emissions for a diesel passenger bus are 55,000 kg CO2 nitrogen dosing to maintain its shape during the packaging process, per year1; Every diesel powered bus taken off the road is equivalent accommodate top loading, and optimize transport to planting 12,000 new trees 1. Ching-Chih Chang "Life Cycle Assessment of Carbon Footprint in Public Transportation” 9 2. Hydrogen Council and McKinsey & Company “Path to Hydrogen Competitiveness”

Macro Trends Driving Our Business Energy Transition Population Growth Sustainability • Reducing annual CO2 emissions from • Global power demand to increase • Water scarcity impacts 40% of the 36.8 to 16.5 billion tons 40% by 2035 and 85% by 2050 world’s population Regulatory Drivers • Paris Agreement • Emissions Standards • Subsidies / economic drivers • IMO 2020 • LNG by Rail • Shift to “Gas economy” (i.e. India) Significant Efforts By Countries Around the Globe © 2019 Chart Industries, Inc. Confidential and Proprietary 10

Big LNG Order Opportunities 2020 Booked Orders Projects Won Other Big LNG 2020 Execution Underway Likely to FID 2020 Possible Orders Golar Gimi Cheniere CCL Stage 3 Over 12 domestic and Projects VG Calcasieu Pass Tellurian Driftwood Stage 1 international for BAHX, VG Plaquemines ACHX, and fans content Total Chart $165 million $700 million - $1 billion+ $250 million + Content ($M) 2020 Revenue in $105 million None None Base Guidance (1) Includes potential ACHX content (2) “Likely 2020 Revenue” is calculated based on expected timing based conservatively on customer publicly stated timeline. © 2019 Chart Industries, Inc. Confidential and Proprietary 11

Full Year 2019 Margin Exp. & Acq. Synergies ($M) FY 2020 Bottom YTD Q3 FY 2019 FY 2019 Q4 2019 Line Impact 2019 (Annual – Actions Taken M&A Cost (Annual) from 2019 (Annual) Ex-M&A) Syns Obtained Actions • Rooftop consolidation E&C Cryo $5.0 $0.1 $5.1 • Headcount reductions $0.0 $5.1 E&C • Reduced 4 rooftops (3 U.S., 0.1(1) 0.3 0.4(1) 1 China) 20.0 20.4 FinFans • Headcount reductions • Reduced headcount assoc D&S East 3.1 0.2 3.3 w/ product line closure 5.1(2) 8.4 • China BAHX and HLNG • Facility consol. – Thermax D&S West 2.0 0.2 2.2 • Reduced overlapping roles 0.0 2.2 • Incremental CBS/backoffice Corporate 1.9 0.3 2.2 • Global sourcing initiative 0.0 2.2 (excess of $5.5M guide) $12.1 $1.1 $13.2 $25.1 $38.3 Note: (1) $1.2M of previously announced E&C FinFan facility consolidation savings incorporated into AXC facilities/footprint synergies. (2) VRV acquisition synergies excludes $3.0M of one-time savings / margin improvements related to VRV. © 2020 Chart Industries, Inc. Confidential and Proprietary 12

Strong Free Cash Flow and Balance Sheet Pro-Forma 2019 Free Cash Flow Net Debt Ratio (1) 3.3 3.2 3.1 3.1 2.9 $125 2.9 2.9 $36 2.6 $100 2.0 AXC $75 2019 Investing Activities $134 excludes $604M in CAIRE/VRV acquisitions (largely AXC) $123 (1) $50 $98 $98 $25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 '18 '18 '18 '18 '19 '19 '19 '19 $0 Historical Target Notes: Operating Activities (1) Pro-Forma FCF assumes AXC Notes: closed on 1/1/19 (See FCF Investing Activities (Capex) (1) Q2 2019 is pro forma AXC acquisition and reconciliation) related financing. Free Cash Flow © 2020 Chart Industries, Inc. Confidential and Proprietary 13

Q4 and Full Year 2019 Adjusted EPS

$ millions, except per share amounts *Continuing Operations*	Q4 2019	Q4 2018	Change v. PY	FY 2019	FY 2018	Change v. PY
Net income attributable to Chart Industries, Inc. from continuing operations	$12.4	$18.0	($5.6)	$46.4	$53.6	($7.2)
Reported EPS	**$ 0.34**	**$0.56**	**($0.22)**	**$ 1.32**	**$1.67**	**($0.35)**
1 Restructuring and transaction-related costs	0.23	0.05	0.18	0.90	0.28	0.62
2 Integration and step up costs	0.14	0.05	0.09	0.33	0.05	0.28
3 Other one-time items (1)	0.08	(0.04)	0.12	0.16	0.11	0.05
4 Tax effects (2)	(0.07)	(0.01)	(0.06)	(0.21)	(0.11)	(0.10)
5 Dilution impact of convertible notes	-	-	-	0.02	0.02	0.00
Adjusted EPS (3)	**$0.72**	**$0.61**	**$0.11**	**$2.52**	**$2.02**	**$0.50**

(1) Other one-time items were related to: aluminum cryobiological tank recall reserve expense $0.01 and $0.12 in Q4 2018 and FY 2018 respectively and $0.01 in FY 2019; Tax Reform / transition tax related adjustments ($0.05) in Q4 2018, and $0.02 and ($0.05) in FY 2019 and FY 2018 respectively; Commercial and legal settlements $0.07 in FY 2019; Stabilis investment mark-to-market adjustment of $0.07 in Q4 2019; CEO departure net costs $0.04 in FY 2018; and accelerated tax impacts related to China facility closure $0.01 and $0.06 in Q4 2019 and FY 2019 respectively.
(2) Tax effect reflects adjustment at normalized periodic rates.
(3) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis.

© 2020 Chart Industries, Inc. Confidential and Proprietary

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Q4 2019 EPS Impacts RAMP UP COSTS 1 TIMING 2 $0.10 - $0.12 E&C Cryo ($30M) Revenue $0.02 - $0.03 D&S East $0.15 - $0.20 EPS Not expected to repeat in Added to 2020 Guide Q2-Q4 2020 © 2020 Chart Industries, Inc. Confidential and Proprietary 15

Appendix © 2020 Chart Industries, Inc. Confidential and Proprietary 16

Free Cash Flow Reconciliation $ millions, except per share amounts Continuing Operations FY 2019 FY 2018 Change v. PY Income from continuing operations, $51 $69 ($18) attributable to Chart Industries, Inc. adjusted Income from continuing operations, - 2 (2) attributable to noncontrolling interests Depreciation and amortization 79 51 28 Accounts receivable 24 25 (1) Inventory 9 (14) 23 Unbilled contract revenues and other assets (4) (9) 5 Accounts payable and other liabilities (18) (10) (8) Customer advances and billings in excess (7) 5 (12) of contract revenue Net Cash Provided By Operating Activities $134 $119 $15 Capital expenditures (36) (36) - Free Cash Flow (2) $98 $83 $15 Pro-forma adjustments related to Air-X Acquisition Net Cash Provided By Operating Activities, 1H 2019 20 Normalized Capital expenditures 1 Deal costs 4 Pro-Forma Free Cash Flow (2) $123 (1) “Net earnings, adjusted” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Reconciliation of Net Income (U.S. GAAP) to “Net earnings, adjusted” is provided in accompanying press release financial tables. (2) “Free Cash Flow” is not a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilitates useful period-to-period comparisons of the Company’s operating results. © 2020 Chart Industries, Inc. Confidential and Proprietary 17